                            GAI Consulting Agreement


                               ALADDIN GAMING, LLC

                              CONSULTING AGREEMENT

      This consulting agreement (the "Agreement") is made between and among Aladdin Gaming, LLC (the "Company"), Aladdin Holdings, LLC ("Aladdin Holdings") and GAI, LLC ("Consultant"). The Company desires to retain Consultant as an independent contractor to perform consulting services for the Company and Consultant is willing to perform such services, on terms set forth more fully below. In consideration of the mutual promises contained herein, the parties agree as follows.

      1. Commencement Date; Term. Consultant's provision of services to the Company pursuant to this Agreement shall commence on January 1, 1997 (the "Effective Date") and shall continue for five years and six months thereafter subject to the terms and conditions herein set forth (the "Consulting Term").

      2. Services to be Rendered. The Company shall engage the Consultant to render such consulting services as are reasonably requested by the Board of Directors of the Company (the "Board").

      3. Employee Benefits. Consultant acknowledges and agrees and it is the intent of the parties hereto that Consultant receive no Company-sponsored benefits from the Company either as a Consultant or employee. Such benefits include, but are not limited to, paid vacation, sick leave, medical insurance, and 401(k) participation.

      4. Compensation.

            (a) Retainer. During the Consulting Term, the Company shall pay to Consultant, on the first day of each month, a retainer of $12,500 as payment for remaining on call to provide services and expertise for such month (as in effect from time to time, the "Base Rate"). Such Base Rate shall not be reduced.

            (b) LLC Membership Interest Purchase.

                  (i) Initial Purchase. On the date of signing of this Agreement by the parties hereto, Consultant shall purchase a membership interest equal to three percent of the total membership interest of the Company, for a purchase price of $1800, which amount equals 100% of the fair market value of Consultant's membership interest on the date of purchase (the "Membership Interest"). The Membership Interest shall be 100% vested as of the date of purchase.

                  (ii) Anti-Dilution Purchases. Upon the Company's closing of a financing transaction or transactions involving the sale of membership interests, equity (or securities convertible into membership interests or equity) of the Company (a "Financing Transaction"), and if Consultant is still providing services to the Company upon such closing date or dates, Consultant shall have the right to purchase that number of such instruments that would result in Consultant being able to purchase, in the aggregate, (including pursuant to Consultant's initial purchase under the preceding paragraph) three percent of the fully-diluted membership interest or equity of the Company, as measured on the date of such closing or closings; provided, however, that such right to purchase shall only be effective with respect to non-compensatory Financing Transactions (i.e., Consultant shall not have the right to make anti-dilutive purchases with respect to ordinary course of business compensatory sales of stock or membership interests to Company employees). Any such right of Consultant to make an anti-dilutive purchase of stock hereunder shall be at the most favorable price and on the most favorable terms and conditions as are provided to any party in the Financing Transaction. For purposes of this Agreement, "fully diluted equity of the Company" shall mean the aggregate amount of membership interests (or the aggregate number of shares of all outstanding common and preferred stock) plus the aggregate amount of membership interests (or the number of shares of common and preferred stock) that could be obtained through the exercise or conversion of rights, options, warrants and convertible securities (other than employee equity compensation). Notwithstanding the foregoing, Consultant shall not have the right to make anti-dilutive purchases (i) in any Financing Transaction in which Consultant's equity ownership interest in the Company is diluted to the same extent as the equity interest in the Company held by The Trust Under Article Sixth u/w/o Sigmund Sommer or its affiliates (the "Trust"),or (ii) as a result of any sales or transfers arising as a result of the death of Mrs. Viola Sommer or for the purpose of satisfying attendant estate tax liabilities.

                  (iii) Put Right. In the event that, that (i) the IPO has not occurred by the end of the Consulting Term, or (ii) during the Consulting Term, Richard J. Goeglein is terminated from his employment with the Company other than for "Cause" or voluntarily terminates for "Good Reason" (both as defined in Section 9 of the employment agreement by and between Richard J. Goeglein and the Company (the "Employment Agreement")) on or after the date upon which substantially complete project financing sufficient for substantially full renovation and construction has been secured for the Aladdin Hotel and Casino Redevelopment and Expansion project set forth in the presentation to GW Vegas prepared by Westwood Capital LLC and dated July 1996 (or as subsequently modified) and as finally approved by the Clark County Commission (the "Funding"), then Consultant shall have the right (but not the obligation) to sell any shares purchased hereunder back to the Company on the date that is the one year anniversary of the date of such termination of employment or end of the Consulting Term (the "Anniversary Date") (so long as the IPO has not occurred by such date) at a price equal to the fair market value of such shares on the Anniversary Date, as determined by an independent appraisal firm mutually agreed to by and between the Company and Consultant, with the costs of such appraisal being paid by the Company (the "Put Right"). The Put Right must be exercised in writing by Consultant by the Anniversary Date or it shall become void and without further effect. If the Put Right is exercised, the Company must purchase the shares subject to the Put Right within ninety days following the Anniversary Date.

                  (iv) LLC Distributions. While the Company remains an LLC, the Company will distribute sufficient cash for Consultant to satisfy the tax obligations arising from Consultant's membership interest.

      5.    Piggyback Registration Rights.

            (i) Certain Definitions. As used in this Section 5, the following terms shall have the following respective meanings:

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Registrable Securities" means the Stock.

                  The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 5, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Consultant and all fees and disbursements of counsel for the Consultant.

            (ii) Company Registration.

                  a. Notice of Registration. If at any time the Company shall determine to register any of its securities, either for its own account or the account of a security holder, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                  b. promptly give to the Consultant written notice thereof; and

                  c. include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Secu rities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by the Consultant subject to the provisions of Section 5(iii).

            (iii) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Consultant as a part of the written notice given pursuant to this Section 5. In such event the right of the Consultant to registration pursuant to this Section 5 shall be conditioned upon the Consultant's participation in such underwriting and the inclusion of the Consultant's Registrable Securities in the underwriting to the extent provided herein. The Consultant shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of the Registrable Securities to be included in such registration and underwriting. In such event, the Company shall so advise all holders distributing their securities through such underwriting, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all holders thereof, including the Consultant, in proportion, as nearly as practicable, to the respective amounts of equity interests in the Company held by all such holders at the time of filing the registration statement. If the Consultant disapproves of the terms of any such underwriting, the Consultant may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, but shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto.

            (iv) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 5 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered by the Consultant shall be borne by the Consultant.

            (v) Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 5, the Company will keep the Consultant advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will furnish such number of prospectuses and other documents incident thereto as the Consultant from time to time may reasonably request.

            (vi) Indemnification.

                  a. The Company will indemnify the Consultant, each of its officers and directors and the Consultant's legal counsel and independent accountants, and each person controlling the Consultant within the meaning of
Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 5, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse the Consultant, each of its officers and directors and the Consultant's legal counsel and independent accountants, and each person controlling the Consultant, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or alleged omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Consultant or underwriter and stated to be specifically for use therein.

                  b. Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought. The Company shall be entitled to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnified Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5, unless the Indemnifying Party is materially prejudiced by the failure to give notice promptly. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

            (vii) Information by Consultant. The Consultant shall furnish to the Company such information regarding the Consultant and the distribution proposed by the Consultant as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 5.

            (viii) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission which may at any time permit the sale of the restricted securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

                  a. Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                  b. Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements); and

                  c. So long as the Consultant owns any Registrable Securities, to furnish to the Consultant upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and of the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as the Consultant may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing the Consultant to sell any such securities without registration.

            (ix) Transfer and Expiration of Registration Rights. The rights to cause the Company to register securities granted the Consultant under this
Section 5 may not be assigned to a transferee or assignee in connection with the transfer or assignment of shares of the Restricted Securities. The registration rights granted to the Consultant under this Section 5 shall expire when the Consultant is able to sell all its Registrable Securities in any three month period.

      6. Special Right of Company to Terminate Agreement. In the event that the Company terminates the Employment Agreement pursuant to its "Special Right," as defined in the Employment Agreement, this Agreement shall become void and without further effect. The exercise of the Special Right shall not affect compensation previously earned by Consultant hereunder, including the Stock.

      7. Legal Fee Reimbursement. The Company agrees to pay Consultant's legal fees associated with entering into this Agreement up to $2,500 upon receiving an invoice for such legal services.

      8. Indemnification. The Company shall indemnify Consultant to the same extent as other senior management and directors of the Company are indemnified. The foregoing indemnification shall not be inclusive of any other right which Consultant may have or hereafter acquire under any statute, provision of the Certificate of Incorporation or Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. The foregoing indemnification shall not be deemed to affect any rights to subrogation which may exist in any policy of directors and officers liability.

      9. Full Settlement; No Mitigation. The Company's obligation to make payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense, or other claim, right or action which the Company may have against the Consultant or others. In no event shall the Consultant be obligated to take any action to mitigate the amounts payable to the Consultant hereunder. The Company agrees to pay for any legal fees and expenses reasonably incurred by the Consultant in connection with any breach of this Agreement by the Company.

      10. Assignment. This Agreement shall be binding upon and inure to the benefit of any successor of the Company. Any such successor of the Company shall be deemed substituted for the Company under the terms of this Agreement for all purposes. As used herein, "successor" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company.

      11. Notices. All notices, requests, demands and other communications called for hereunder shall be in writing and shall be deemed given if delivered personally or three (3) days after being mailed by registered or certified mail, or sent by Federal Express or a similar private delivery company, return receipt requested, prepaid and addressed to the parties or their successors in interest at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

      If to the Company:      Aladdin Holdings LLC
                              Sigmund Sommer Properties
                              280 Park Avenue, 38th Floor
                              New York, New York  10017
                              Attn:  Ron Dictrow

      If to Consultant:       GAI, LLC
                              2688 So. Rainbow Blvd., Suite D
                              Las Vegas,  NV  89102
                              Attn:  President

      12. Guarantee. Aladdin Holdings LLC hereby unconditionally and irrevocably guarantees to Consultant the performance of all payment obligations of the Company, its successors and assigns with respect to the Agreement; provided, however, that (i) such guarantee shall become void and without further effect, and (ii) Aladdin Holdings LLC shall cease being a party to this Agreement, as of the date, if any, of the "Funding," as such term is defined in the Employment Agreement.

      13. Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

      14. Entire Agreement. This Agreement represent the entire agreement and understanding between the Company and Consultant concerning Consultant's service relationship with the Company, and supersedes and replace any and all prior agreements and understandings concerning Consultant's service relationship with the Company.

      15. No Oral Modification, Cancellation or Discharge. This Agreement may only be amended, canceled or discharged in writing signed by Consultant and the Company.

      16. Governing Law. This Agreement shall be governed by the laws of the State of Nevada.

            IN WITNESS WHEREOF, the undersigned have executed this Agreement.

ALADDIN GAMING, LLC


By:        Jack Sommer                    /s/ Jack Sommer
    ---------------------------           ------------------------------
                                          Signature
Date:        7/1/97
      -------------------------

GAI, LLC


Date:           July, 1997                /s/ Richard J. Goeglein
    ---------------------------           ------------------------------
                                          Richard J. Goeglein

ALADDIN HOLDINGS, LLC

By:        Jack Sommer                    /s/ Jack Sommer
    ---------------------------           ------------------------------
                                          Signature
Date:        7/1/97
      -------------------------

                               ALADDIN GAMING, LLC

                        AMENDMENT TO CONSULTING AGREEMENT

      This Amendment (the "Amendment") is made this _____ day of January, 1998, between and among GAI, LLC ("Consultant"), Aladdin Gaming, LLC (the "Company") and Aladdin Holdings, LLC ("Holdings").

      WHEREAS, it was initially agreed that Consultant would be given certain put rights with respect to certain LLC membership interests purchased by Consultant pursuant to the Consulting Agreement made between and among the Company, Holdings and Consultant as of January 1, 1997 (the "Consulting Agreement") upon the end of the "Employment Term" (as such term is defined in the Employment Agreement made between and among the Company, Holdings and Executive as of January 1, 1997 (the "Employment Agreement")) if, upon such date, the Company (or an affiliate of the Company) has not effected an "IPO" (as such term is defined in the Consulting Agreement); and

      WHEREAS, the Consulting Agreement did not properly reflect such initial agreement;

      NOW, THEREFORE, the Company, Holdings and Consultant agree that the Consulting Agreement is hereby amended to properly reflect the initial agreement.

      1. Consulting Agreement Amendment. Section 4(c)(iii) of the Consulting Agreement is hereby amended in its entirety to read as follows:

                  "(iii) Put Rights.

                        (A) Certain Terminations During Consulting Term. In the event that, that during the Consulting Term, Richard J. Goeglein is terminated from his employment with the Company other than for "Cause" or voluntarily terminates for "Good Reason" (both as defined in Section 9 of the employment agreement by and between Richard J. Goeglein and the Company (the "Employment Agreement")) on or after the date upon which substantially complete project financing sufficient for substantially full renovation and construction has been secured for the Aladdin Hotel and Casino Redevelopment and Expansion project set forth in the presentation to GW Vegas prepared by Westwood Capital LLC and dated July 1996 (or as subsequently modified) and as finally approved by the Clark County Commission (the "Funding"), then Consultant shall have the right (but not the obligation) to sell any shares purchased hereunder back to the Company on the date that is the one year anniversary of the date of such termination of employment or end of the Consulting Term (the "Anniversary Date") (so long as the IPO has not occurred by such date) at a price equal to the fair market value of such shares on the Anniversary Date, as determined by an independent appraisal firm mutually agreed to by and between the Company and Consultant, with the costs of such appraisal being paid by the Company (the "Put Right"). The Put Right must be exercised in writing by Consultant by the Anniversary Date or it shall become void and without further effect. If the Put Right is exercised, the Company must purchase the shares subject to the Put Right within ninety days following the Anniversary Date.

                        (B) Lapsing of Consulting Term Prior to IPO. In the event that the IPO has not occurred by the end of the Consulting Term (the "Consulting Term Lapse Date"), then Consultant shall have the right (but not the obligation) to sell any membership interest (or shares exchanged for such interest) purchased hereunder back to the Company at a price equal to the fair market value of such membership interest or shares on the Consulting Term Lapse Date, as determined by an independent appraisal firm mutually agreed to by and between the Company and Consultant, with the costs of such appraisal being paid by the Company (the "Consulting Term Lapse Put Right"). The Consulting Term Lapse Put Right must be exercised in writing by Consultant within thirty (30) days following the Consulting Term Lapse Date or it shall become void and without further effect. If the Consulting Term Lapse Put Right is exercised, the Company must purchase the membership interest or shares subject to the Consulting Term Lapse Put Right within ninety (90) days following receipt of Consultant's exercise thereof."

      2. Other Consulting Agreement Provisions. To the extent not expressly amended hereby, the Consulting Agreement remains in full force and effect.

      3. Entire Agreement. This Amendment, taken together with the Consulting Agreement (to the extent not expressly amended hereby), represents the entire agreement of the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties with respect to the Consultant's provision of services (the "Agreement"). The Agreement may be amended at any time only by mutual written agreement of the parties hereto.

      IN WITNESS WHEREOF, this Amendment has been entered into as of the date and year first set forth above.

ALADDIN GAMING, LLC


By:    Jack Sommer                        /s/ Jack Sommer
    ----------------------                --------------------------------
                                                   Signature
Date:   7/1/97
      --------------------

GAI, LLC

Date:  7/1/97                             /s/ Richard J. Goeglein
    ----------------------                --------------------------------
                                          Richard J. Goeglein

ALADDIN HOLDINGS, LLC

By:    Jack Sommer                        /s/ Jack Sommer
    ----------------------                --------------------------------
                                                   Signature
Date:   7/1/97
      --------------------

                               ALADDIN GAMING, LLC

                        AMENDMENT TO CONSULTING AGREEMENT

      This Amendment (the "Amendment") is made this _____ day of January, 1998, between and among GAI, LLC ("Consultant"), Aladdin Gaming, LLC (the "Company") and Aladdin Holdings, LLC ("Holdings").

      WHEREAS, it was initially agreed that Consultant would be given certain put rights with respect to certain LLC membership interests purchased by Consultant pursuant to the Consulting Agreement made between and among the Company, Holdings and Consultant as of January 1, 1997 (the "Consulting Agreement") upon the end of the "Employment Term" (as such term is defined in the Employment Agreement made between and among the Company, Holdings and Executive as of January 1, 1997 (the "Employment Agreement")) if, upon such date, the Company (or an affiliate of the Company) has not effected an "IPO" (as such term is defined in the Consulting Agreement); and

      WHEREAS, the Consulting Agreement did not properly reflect such initial agreement;

      NOW, THEREFORE, the Company, Holdings and Consultant agree that the Consulting Agreement is hereby amended to properly reflect the initial agreement.

      1. Consulting Agreement Amendment. Section 4(c)(iii) of the Consulting Agreement is hereby amended in its entirety to read as follows:

                  "(iii) Put Rights.

                        (A) Certain Terminations During Consulting Term. In the event that, that during the Consulting Term, Richard J. Goeglein is terminated from his employment with the Company other than for "Cause" or voluntarily terminates for "Good Reason" (both as defined in Section 9 of the employment agreement by and between Richard J. Goeglein and the Company (the "Employment Agreement")) on or after the date upon which substantially complete project financing sufficient for substantially full renovation and construction has been secured for the Aladdin Hotel and Casino Redevelopment and Expansion project set forth in the presentation to GW Vegas prepared by Westwood Capital LLC and dated July 1996 (or as subsequently modified) and as finally approved by the Clark County Commission (the "Funding"), then Consultant shall have the right (but not the obligation) to sell any shares purchased hereunder back to the Company on the date that is the one year anniversary of the date of such termination of employment or end of the Consulting Term (the "Anniversary Date") (so long as the IPO has not occurred by such date) at a price equal to the fair market value of such shares on the Anniversary Date, as determined by an independent appraisal firm mutually agreed to by and between the Company and Consultant, with the costs of such appraisal being paid by the Company (the "Put Right"). The Put Right must be exercised in writing by Consultant by the Anniversary Date or it shall become void and without further effect. If the Put Right is exercised, the Company must purchase the shares subject to the Put Right within ninety days following the Anniversary Date.

                        (B) Lapsing of Consulting Term Prior to IPO. In the event that the IPO has not occurred by the end of the Consulting Term (the "Consulting Term Lapse Date"), then Consultant shall have the right (but not the obligation) to sell any membership interest (or shares exchanged for such interest) purchased hereunder back to the Company at a price equal to the fair market value of such membership interest or shares on the Consulting Term Lapse Date, as determined by an independent appraisal firm mutually agreed to by and between the Company and Consultant, with the costs of such appraisal being paid by the Company (the "Consulting Term Lapse Put Right"). The Consulting Term Lapse Put Right must be exercised in writing by Consultant within thirty (30) days following the Consulting Term Lapse Date or it shall become void and without further effect. If the Consulting Term Lapse Put Right is exercised, the Company must purchase the membership interest or shares subject to the Consulting Term Lapse Put Right within ninety (90) days following receipt of Consultant's exercise thereof."

      2. Other Consulting Agreement Provisions. To the extent not expressly amended hereby, the Consulting Agreement remains in full force and effect.

      3. Entire Agreement. This Amendment, taken together with the Consulting Agreement (to the extent not expressly amended hereby), represents the entire agreement of the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties with respect to the Consultant's provision of services (the "Agreement"). The Agreement may be amended at any time only by mutual written agreement of the parties hereto.

      IN WITNESS WHEREOF, this Amendment has been entered into as of the date and year first set forth above.

ALADDIN GAMING, LLC

By:    Jack Sommer                        /s/ Jack Sommer
    ------------------------              --------------------------
                                                   Signature
Date:   7/1/97
      ----------------------

GAI, LLC

Date:  7/1/97                             /s/ Richard J. Goeglein
    ------------------------              --------------------------
                                          Richard J. Goeglein

ALADDIN HOLDINGS, LLC

By:    Jack Sommer                        /s/ Jack Sommer
    ------------------------              --------------------------
                                                   Signature
Date:   7/1/97
      ----------------------